Exhibit 99.1

Sterling Financial Corporation Completes Acquisition of the Banking Operations of First Independent Bank

Transaction Adds 14 Branches in the Portland/Vancouver Market

SPOKANE, Wash.--(BUSINESS WIRE)--March 1, 2012--Sterling Financial Corporation (NASDAQ:STSA) (the “Company”) today announced that the Company’s principal operating subsidiary, Sterling Savings Bank (“Sterling”), has completed the previously announced acquisition of the banking operations of First Independent Bank (“First Independent”), including the acquisition of certain assets and liabilities, including all deposits. As a result of this transaction, Sterling now offers trust services and its retail branch network in the Portland/Vancouver market includes 27 full-service branches.

“We are pleased that this transaction was completed as planned and welcome the First Independent customers and employees to Sterling,” remarked Greg Seibly, chief executive officer. “With the addition of First Independent, we have greatly enhanced Sterling’s presence in the Portland/Vancouver market and also expanded our wealth management product suite.”

About Sterling Financial

Sterling Financial Corporation of Spokane, Wash., is the bank holding company for Sterling Savings Bank, a state chartered and federally insured commercial bank. Sterling offers banking products and services, mortgage lending, and investment products to individuals, small businesses, commercial organizations and corporations. As of December 31, 2011, the Company had assets of $9.19 billion and operated 175 depository branches throughout Washington, Oregon, Idaho, Montana and California. Visit the Company’s website at www.sterlingfinancialcorporation-spokane.com.

Forward-Looking Statements

This release contains forward-looking statements that are not historical facts and that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about Sterling’s plans, objectives, expectations, strategies and intentions and other statements contained in this release that are not historical facts and pertain to Sterling’s future operating results and capital position, including Sterling’s ability to complete recovery plans, and Sterling’s ability to reduce future loan losses, execute its asset resolution initiatives, improve its deposit mix, execute its lending initiatives, contain costs and potential liabilities, realize operating efficiencies, execute its business strategy, compete in the marketplace, and provide increased customer support and service. When used in this release, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Actual results may differ materially from the results discussed in these forward-looking statements because such statements are inherently subject to significant assumptions, risks and uncertainties, many of which are difficult to predict and are generally beyond Sterling’s control. These include but are not limited to: Sterling’s ability to execute on its business plan and maintain adequate liquidity; the possibility of continued adverse economic developments that may, among other things, increase default and delinquency risks in Sterling’s loan portfolios; shifts in market interest rates that may result in lower interest rate margins; shifts in the demand for Sterling's loans and other products; changes in the monetary and fiscal policies of the federal government; changes in laws, regulations and the competitive environment; lower-than-expected revenue or cost savings or other issues in connection with mergers and acquisitions; exposure to material litigation; and Sterling’s ability to comply with regulatory actions and agreements. Other factors that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements may be found under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Sterling’s Annual Report on Form 10-K, as updated periodically in Sterling’s filings with the Securities and Exchange Commission. Unless legally required, Sterling disclaims any obligation to update any forward-looking statements.

CONTACT:
Sterling Financial Corporation
Media:
Cara L. Coon, 509-626-5348
cara.coon@sterlingsavings.com
or
Investors:
Patrick Rusnak, 509-227-0961
Daniel Byrne, 509-458-3711